EXHIBIT 99.2
                                                                    ------------



                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                              TENDER OF OUTSTANDING
                           9.90% SENIOR NOTES DUE 2009
                                 IN EXCHANGE FOR
                      9.90% EXCHANGE SENIOR NOTES DUE 2009
            REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                                       OF
                          COMPTON PETROLEUM CORPORATION


         Registered holders of outstanding 9.90% Senior Notes due 2009 (the "Initial Notes") who wish to tender their Initial Notes in exchange for a like principal amount of 9.90% Exchange Senior Notes due 2009 (the "Exchange Notes") and whose Initial Notes are not immediately available or who cannot deliver their Initial Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of Nova Scotia Trust Company of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent to it. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or letter to the Exchange Agent. See "The Exchange Offer - Terms of the Exchange Offer" and "The Exchange Offer - Procedures for Tending Initial Notes" in the short form prospectus of Compton Petroleum Corporation dated ______, 2002 (the "Prospectus").

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _____________, 2002 UNLESS EXTENDED (THE "EXPIRATION DATE"). INITIAL NOTES TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN, SUBJECT TO THE PROCEDURES DESCRIBED IN THE PROSPECTUS, AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                  The Exchange Agent for the Exchange Offer is:

                THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK

                       BY MAIL, OVERNIGHT COURIER OR HAND:
                The Bank of Nova Scotia Trust Company of New York
                          One Liberty Plaza, 23rd Floor
                            New York, New York 10006
                              Attention: Exchanges

                     BY FACSIMILE FOR ELIGIBLE INSTITUTIONS:
                                 (212) 225-5436
                    FOR CONFIRMATION AND/OR INFORMATION CALL:

                                 (212) 225-5427

         Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined under the captions "The Exchange Offer -- Terms of the Exchange Offer" and "The Exchange Offer -- Procedures for Tending Initial Notes" in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

         The undersigned hereby tenders the principal amount of Initial Notes indicated below, upon the terms and subject to the conditions contained in the prospectus dated _____, 2002 of Compton Petroleum Corporation (the "Prospectus"), receipt of which is hereby acknowledged.


                       DESCRIPTION OF SECURITIES TENDERED

--------------------------------|------------------------------|------------------------------|-------------------------|
NAME AND ADDRESS OF REGISTERED  |  CERTIFICATE NUMBER(S) OF    | AGGREGATE PRINCIPAL AMOUNT   |  PRINCIPAL AMOUNT OF    |
  HOLDER AS IT APPEARS ON THE   |   INITIAL NOTES TENDERED     |       REPRESENTED BY         | INITIAL NOTES TENDERED  |
  9.90% SENIOR SECURED NOTES    |                              |        INITIAL NOTES         |                         |
  DUE 2009 ("INITIAL NOTES")    |                              |                              |                         |
        (PLEASE PRINT)          |                              |                              |                         |
--------------------------------|------------------------------|------------------------------|-------------------------|
                                |                              |                              |                         |
--------------------------------|------------------------------|------------------------------|-------------------------|
                                |                              |                              |                         |
                                |                              |                              |                         |
--------------------------------|------------------------------|------------------------------|-------------------------|
                                |                              |                              |                         |
                                |                              |                              |                         |
--------------------------------|------------------------------|------------------------------|-------------------------|
                                |                              |                              |                         |
                                |                              |                              |                         |
--------------------------------|------------------------------|------------------------------|-------------------------|
                                |                              |                              |                         |
                                |                              |                              |                         |
--------------------------------|------------------------------|------------------------------|-------------------------|

                    THE FOLLOWING GUARANTEE MUST BE COMPLETED

                              GUARANTEE OF DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


         The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Initial Notes, together with a properly completed and duly executed Letter of Transmittal (or facsimile of it), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

NAME OF FIRM:
              ------------------------------------------------------------------
                                  (AUTHORIZED SIGNATURE)


ADDRESS:                                  TITLE:
        -----------------------------           --------------------------------

        -----------------------------     NAME:
                   (ZIP CODE)                   --------------------------------
                                                     (PLEASE TYPE OR PRINT)

                                                --------------------------------

AREA CODE AND TELEPHONE NUMBER:                          DATE:
                               ------------------------        -----------------


NOTE: DO NOT SEND INITIAL NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. INITIAL NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.